SEI INSTITUTIONAL INVESTMENTS TRUST

Ultra Short Duration Bond Fund

Supplement dated May 2, 2012
to the Class A Shares Prospectus dated September 30, 2011

This supplement provides new and additional information beyond that contained in the Class A Shares Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes in the portfolio management of the Ultra Short Duration Bond Fund.

Change in Portfolio Management for the Ultra Short Duration Bond Fund

In the chart under the heading "Sub-Adviser," in the Fund Summary for the Ultra Short Duration Bond Fund, the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Logan Circle Partners, L.P.	Scott Pavlak, CFA	Since 2012	Senior Portfolio Manager

	Peter Mahoney	Since 2012	Senior Portfolio Manager

In addition, under the heading "Ultra Short Duration Bond Fund," in the sub-section entitled "Sub-Advisers and Portfolio Managers," in the section entitled "Investment Adviser and Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

Logan Circle Partners, L.P.: Logan Circle Partners, L.P. (Logan Circle), located at Three Logan Square, 1717 Arch Street, Suite 1500, Philadelphia, Pennsylvania 19103, serves as a Sub-Adviser to the Ultra Short Duration Bond Fund. A team of investment professionals at Logan Circle, led by Senior Portfolio Managers Scott Pavlak, CFA and Peter Mahoney, manages the portion of the assets of the Ultra Short Duration Bond Fund allocated to Logan Circle. Scott Pavlak and Peter Mahoney joined Logan Circle in 2008. Prior to 2008, Mr. Pavlak served as Senior Managing Director, Fixed Income at Bear Stearns Asset Management. He has a BS in Finance from Fairleigh Dickinson University and an MBA from New York University. Prior to joining Logan Circle, Mr. Mahoney served as Fixed Income Portfolio Manager and Managing Director/Principal at Bear Stearns Asset Management. He has BS in Finance from Indiana University and an MBA in Finance from Fairleigh Dickinson University. Mr. Pavlak and Mr. Mahoney each have over 20 years of experience planning and implementing investment policies and managing assets.

There are no other changes in the portfolio management of the Ultra Short Duration Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-788 (5/12)

SEI INSTITUTIONAL INVESTMENTS TRUST

Ultra Short Duration Bond Fund

Supplement dated May 2, 2012
to the Statement of Additional Information ("SAI") dated September 30, 2011

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following changes in the portfolio management of the Ultra Short Duration Bond Fund.

Change in Portfolio Management for the Ultra Short Duration Bond Fund

In the sub-section entitled "The Sub-Advisers," in the section entitled "The Adviser and the Sub-Advisers," the following paragraph is hereby added in the appropriate alphabetical order thereof:

Logan Circle Partners, L.P.—Logan Circle Partners, L.P. ("Logan Circle") serves as a Sub-Adviser to a portion of the assets of the Ultra Short Duration Bond Fund. Logan Circle, a Pennsylvania limited partnership, was founded and registered with the SEC in 2007. Logan Circle is an indirect wholly owned subsidiary of Fortress Investment Group LLC ("Fortress"), a publicly traded company (NYSE: FIG) and a leading global investment management firm. There are no 25% or greater shareholders of Fortress.

In addition, in the sub-section entitled "Portfolio Management," in the section entitled "The Adviser and the Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

Logan Circle

Compensation. SIMC pays Logan Circle a fee based on the assets under management of the Ultra Short Duration Bond Fund as set forth in an investment sub-advisory agreement between Logan Circle and SIMC. Logan Circle pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Ultra Short Duration Bond Fund. The following information relates to the period ended December 31, 2011.

Logan Circle's compensation program is structured to align the firm's compensation and incentive programs with the interests of its clients. The program is a combination of short and long term elements to compensate investment professionals, and non-investment professionals, based on the overall financial success of Logan Circle, their contribution towards team objectives and their ability to generate long-term investment success for the firm's clients. Logan Circle believes that these financial incentives, and the Logan Circle cultural environment, create an organization that will be highly successful in attracting and retaining high-caliber investment professionals. The incentive program is primarily comprised of four elements:

(i) Fixed base salary: This is generally the smallest portion of compensation and is generally within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii) Discretionary incentive compensation in the form of an annual cash bonus: Logan Circle's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, Logan Circle considers the contribution to his/her team or discipline, as well as his/her contribution to the overall firm. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer groups or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance.

(iii) Long-Term Incentive Plan ("LTIP"): As a long-term incentive and performance bonus, Logan Circle and Fortress, Logan Circle's parent company, have structured a Long-Term Incentive Plan ("LTIP"). Shares of this earnings bonus plan are distributed to Logan Circle's key investment and non-investment personnel as a means of incentive and retention.

(iv) Contributions under the Fortress 401(k) Plan: The contributions are based on the overall profitability of Fortress. The amount and allocation of the contributions are determined at the sole discretion of Fortress.

Ownership of Fund Shares. As of December 31, 2011, Logan Circle's portfolio managers did not beneficially own any shares of the Ultra Short Duration Bond Fund.

Other Accounts. As of December 31, 2011, Logan Circle's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Scott Pavlak, CFA	0	$0	1	$80.7	19	$2,820
Peter Mahoney	0	$0	1	$80.7	19	$2,820

No account listed above is subject to a performance-based advisory fee.

Conflicts of Interest. Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account.

Logan Circle has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect portfolio management decisions; however, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Logan Circle and/or its affiliates manage accounts certain accounts subject to performance-based fees or may have proprietary investments in certain accounts. The side-by-side management of the Ultra Short Duration Bond Fund and these other accounts may raise potential conflicts of interest with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions. The performance of the Ultra Short Duration Bond Fund's investments could be adversely affected by the manner in which the Logan Circle enters particular orders for all such accounts. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited supply and allocation of investment opportunities generally, could raise a potential conflict of interest, as Logan Circle may have an incentive to allocate securities that are expected to increase in value to favored accounts. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price.

Logan has adopted a policy to allocate investment opportunities in a fair and equitable manner among client accounts. Orders for the same security on the same day are generally aggregated consistent with Logan Circle's duty of best execution; however, purchases of fixed income securities cannot always be allocated pro rata across all client accounts with similar investment strategies and objectives. Logan Circle will attempt to mitigate any potential unfairness using an objective methodology that in the good faith judgment of Logan Circle permits a fair and equitable allocation over time.

Logan Circle will manage the Ultra Short Duration Bond Fund and other client accounts in accordance with their respective investment objectives and guidelines. As a result, Logan Circle may give advice, and take action with respect to any current or future other client accounts that may be opposed to or conflict with the advice Logan Circle may give to the Ultra Short Duration Bond Fund, or may involve a different timing or nature of action than with respect to the Ultra Short Duration Bond Fund. Where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increases the holding in such security. The results of the investment activities of the Ultra Short Duration Bond Fund may differ significantly from the results achieved by Logan Circle for other client accounts.

Logan Circle and its subsidiaries (collectively, "Logan Circle Parties") are wholly owned by Fortress, which is a global investment management firm listed on the New York Stock Exchange. As used in herein "Fortress Parties" means Fortress affiliates, excluding Logan Circle Parties. The investment activities of Fortress Parties are separate from Logan Circle Parties. Fortress has adopted policies and procedures to establish and maintain an information barrier between Fortress and Logan Circle Parties (the "Information Barrier") that are designed to establish a wall between the Logan Circle and the Fortress Parties for the purpose of (1) shielding Logan Circle and the Fortress Parties and their respective personnel from material nonpublic information that may be in their possession from time to time on the opposite side of the Information Barrier, and (2) to prevent coordinated investment activities among the Logan Circle's investment professionals and Fortress Parties' investment professionals. Consequently, Logan Circle and the Fortress Parties generally manage investment portfolios on a separate basis and do not exchange information concerning actual or potential investments.

There are no other changes in the portfolio management of the Ultra Short Duration Bond Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-789 (5/12)